STOCK-BASED COMPENSATION	6 Months Ended
Jun. 30, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
STOCK-BASED COMPENSATION
STOCK-BASED COMPENSATION

Stock-based compensation granted includes stock options, performance stock awards, restricted stock awards and deferred directors’ compensation. Stock-based compensation expense was as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	($ in millions)
Stock-based compensation	$1.6	$3.9	$6.0	$6.3
Mark-to-market adjustments	2.0	(3.1)	2.4	2.2
Total expense	$3.6	$0.8	$8.4	$8.5

The fair value of each stock option granted, which typically vests ratably over three years, but not less than one year, was estimated on the date of grant, using the Black-Scholes option-pricing model with the following weighted-average assumptions:

Grant date	2016	2015
Dividend yield	6.09%	2.92%
Risk-free interest rate	1.35%	1.69%
Expected volatility	32%	34%
Expected life (years)	6.0	6.0
Weighted average grant fair value (per option)	$1.90	$6.80
Weighted average exercise price	$13.14	$27.40
Shares granted	1,670,400	776,750

Dividend yield for 2016 and 2015 was based on a historical average. Risk-free interest rate was based on zero coupon U.S. Treasury securities rates for the expected life of the options. Expected volatility was based on our historical stock price movements, as we believe that historical experience is the best available indicator of the expected volatility. Expected life of the option grant was based on historical exercise and cancellation patterns, as we believe that historical experience is the best estimate of future exercise patterns.